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                                                                    Exhibit 10.3

                              AMENDED AND RESTATED
                           COLLATERAL TRUST AGREEMENT

          This AMENDED AND RESTATED COLLATERAL TRUST AGREEMENT dated as of August 15, 2001 (this "Agreement") is by and among U.S. INDUSTRIES, INC. (formerly known as USI, Inc.), a Delaware corporation ("USI"), USI GLOBAL CORP., a Delaware corporation ("USI Global"), USI AMERICAN HOLDINGS, INC., a Delaware corporation ("USI American"), USI Atlantic Corp. ("USI Atlantic"); USI, USI Global and USI American are each referred to herein, individually, as a "Borrower", and, collectively, as the "Borrowers"), each Subsidiary of USI that is listed on the signature pages hereof (together with the Borrowers, each, individually, an "Initial Pledgor", and, collectively, the "Initial Pledgors") and each other Subsidiary of USI that may hereafter become a party to this Agreement pursuant to Section 9.15 hereof (each, together with the Initial Pledgors, individually, a "Pledgor" and, collectively, the "Pledgors"), WILMINGTON TRUST COMPANY, a Delaware banking corporation, solely in its capacity as corporate trustee and not in its individual capacity (together with any successor corporate trustee appointed pursuant to Article 7 of the Collateral Trust Agreement referred to below, the "Corporate Trustee"), and DAVID A. VANASKEY, an individual residing in the State of Delaware, solely in his capacity as individual trustee and not in his individual capacity (together with any successor individual trustee appointed pursuant to Article 7 of the Collateral Trust Agreement, the "Individual Trustee"; and, together with the Corporate Trustee, the "Collateral Trustees"), the foregoing trustees being trustees for the Equal and Ratable Benefit of the Secured Holders and their respective Representatives.

          This Agreement amends and restates that certain Collateral Trust Agreement dated as of April 30, 2001, as previously amended, by and among the Initial Pledgors (other than the Rexair Obligors, as hereinafter defined) and the Collateral Trustees. Capitalized terms used but not otherwise defined are defined in Article I hereof.

                            PRELIMINARY STATEMENTS:

          (1) Simultaneously herewith, the Borrowers, through JUSI Holdings, Inc. ("JUSI"), a wholly owned subsidiary, have acquired (the "Rexair Acquisition") all outstanding capital stock of Rexair Holdings, Inc. ("Rexair Holding") not owned by JUSI immediately prior to such acquisition, thereby causing each of Rexair Holdings and its Subsidiary, Rexair, Inc. (the "Rexair Obligors") to become a wholly owned Subsidiary of the Borrowers, and, in connection therewith, the Borrowers have caused JUSI to deliver to the Collateral Trustees as additional collateral hereunder 100% of the capital stock of Rexair Holdings (as well as the 16% membership units of Strategic Industries, LLC) owned by it, Rexair Holdings to deliver to the Collateral Trustees as additional collateral hereunder 100% of the capital stock of Rexair, Inc., and each of the Rexair Obligors to become parties as Pledgors to the Pledge and Security Agreement (as defined below), this Agreement and certain other Collateral Documents, each of the Rexair Obligors having executed and delivered herewith a Security Agreement Supplement pursuant to Section 19(b) of the Pledge and Security Agreement and Section 9.15 hereof, counterparts to the Pledge and Security Agreement and this Agreement, a mortgage (by Rexair, Inc.) and certain other Collateral Documents in favor of the Collateral Trustees for the Equal and Ratable Benefit of the Secured Holders and their respective Representatives, and, as a result, the

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Rexair Obligors, as Pledgors, have granted a Lien upon substantially all of their assets and properties (the "Rexair Collateral") in favor of the Collateral Trustees in trust for the Equal and Ratable Benefit of the Secured Holders and their respective Representatives, which Lien is a second priority lien, subordinate to the preexisting Lien (the "Rexair Debt Lien") upon such assets and properties granted in favor of the Rexair Collateral Agent for the Equal and Ratable Benefit of the Rexair Creditor Parties and certain other Persons pursuant to the Rexair Collateral Documents.

          (2) In connection with the Rexair Acquisition, the Pledgors, the Credit Parties, the Agents, the Debt Coordinator and the Collateral Trustees have entered into an Amendment, Restatement Agreement, General Provisions and Intercreditor Agreement, dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Master Agreement") pursuant to which the following agreements and facilities have been amended and are deemed restated, in pertinent part, as follows:

          (A) the revolving loan and other commitments of Bank of America, N.A., in its individual capacity (in such capacity, "BofA") under the Credit Agreement dated as of October 27, 2000, as previously amended (the "364-Day Credit Agreement"), among the Borrowers, Bank of America, N.A., as administrative agent thereunder (in such capacity, the "364-Day Agent") and BofA, as the sole lender thereunder, have been terminated and are replaced by an increase in BofA's commitments under the USI Credit Agreement;

          (B) the Credit Agreement dated as of December 12, 1996, as previously amended (formerly referred to as the "5-Year Credit Agreement" and, as amended and restated by the Master Agreement, and as further amended, amended and restated, supplemented and otherwise modified from time to time, hereinafter referred to as the "USI Credit Agreement ") among the Borrowers, Bank of America, N.A., as administration agent thereunder (in such capacity, formerly referred to as the "5-Year Agent" and hereinafter referred to as the "USI Agent") and the banks from time to time parties thereto (together with the USI Agent, the "USI Credit Parties"), is amended and restated by the Master Agreement to, inter alia, increase the commitments of BofA thereunder by the amount of its terminated commitments under the 364-Day Credit Agreement and by an additional $30,000,000 to replace its also terminated commitment under a separate receivables purchase agreement with the Borrowers, to include among the "Obligations" (as defined in the USI Credit Agreement) the obligations of the Borrowers from time to time owing to individual USI Creditor Parties or their Affiliates in respect of deposit accounts maintained by the Borrowers or any of them with such Person that are subject to control agreements ("Controlled Deposit Accounts") in favor of the Collateral Trustees and/or in respect of automated clearinghouse and other cash management services ("Cash Management Services") provided to the Borrowers or any of them by such Person, to modify certain credit and other provisions thereof and to extend the maturity date thereunder to November 30, 2002 (as the same may be modified by agreement among the Credit Parties, the "Maturity Date");

          (C) the Credit Agreement dated as of March 24, 2000 (as previously amended, and as amended and restated by the Master Agreement, and as further


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     amended, amended and restated, supplemented and otherwise modified from time to time, hereinafter referred to as the "Rexair Credit Agreement ") among the Rexair Obligors, the Rexair Agent and the lenders from time to time parties thereto (together with the Rexair Agent, the "Rexair Credit Parties") is amended and restated by the Master Agreement to, inter alia, include among the "Obligations" (as defined in the Rexair Credit Agreement) the obligations of the Rexair Obligors from time to time owing to individual Rexair Credit Parties or their Affiliates in respect of Controlled Deposit Accounts maintained by the Rexair Obligors or any of them with such Person in favor of the Collateral Agent (as defined in the Rexair Credit Agreement) or the Collateral Trustees and/or in respect of any Cash Management Services provided to the Rexair Obligors or any of them by such Person, to modify certain credit and other provisions of thereof and to align the maturity date thereunder with the Maturity Date of the USI Credit Agreement;

          (D) the Guaranty dated as of March 24, 2000, (as previously amended, as amended and restated by the Master Agreement and as hereafter further amended, amended and restated, supplemented or otherwise modified, the "Rexair Guaranty") by USI and USI Global in favor of the Rexair Credit Parties is amended and restated to reaffirm and restate the guaranty thereunder of the obligations of the Rexair Obligors to the Rexair Credit Parties and certain related Persons and to further commit the Borrowers to directly assume such obligations as direct obligations to the extent not otherwise paid in full upon any future disposition of the Rexair Obligors or all or substantially all of their assets; and

          (E) the reimbursement and other obligations of the Borrowers to certain USI Credit Parties that are the issuers (each, an "Independent L/C Issuer") of the letters of credit and bankers' acceptances listed on
     Schedule II to the Master Agreement (together with any roll-overs, extensions, renewals and replacements thereof, or other permitted letters of credit and bankers' acceptances from time to time issued by any of the Independent L/C Issuers, but not issued under the USI Credit Agreement, the "Independent L/Cs"), are made subject to new committed letter of credit facilities of the Independent L/C Issuers under the Master Agreement (the "Independent L/C Commitments"), which commitments and related reimbursement and other obligations are made subject to the credit and other provisions of the Master Agreement and such commitments are to terminate on the Maturity Date.

          (3) USI, USI Global and USI American, as issuers, and USI Atlantic, as guarantor, are obligors (the "Note Obligors") with respect to (i) those certain 7-1/4% Senior Notes due December 1, 2006 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7-1/4% Notes"), issued pursuant to that certain Indenture, dated as of December 12, 1996 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7-1/4% Note Indenture"), and (ii) those certain 7-1/8% Senior Notes due October 15, 2003 (as amended, supplemented or otherwise


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modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7-1/8% Notes" and, together with the 7-1/4% Notes, the "Notes"), issued pursuant to that certain Indenture, dated as of October 27, 1998 (as amended, supplemented or otherwise modified and in effect on the date hereof and as the same may hereafter be further amended, modified, extended, renewed, replaced, restated or supplemented from time to time pursuant to the terms thereof, the "7-1/8% Notes Indenture" and, together with the 7-1/4% Note Indenture, the "Note Indentures").

          (4) Pursuant to the Credit Agreements, the Master Agreement, this Agreement and the other Collateral Documents, each Borrower and Rexair Obligor has agreed, subject to Paragraph (5) immediately below, (i) to grant to the Collateral Trustees for the Equal and Ratable Benefit of the Representatives and the other Secured Holders, pursuant to the Collateral Documents, Liens on all or substantially all of such Borrower's or Rexair Obligor's assets and property from time to time owned by it and (ii) to cause its domestic Subsidiaries to grant to the Collateral Trustees for the Equal and Ratable Benefit of the Secured Holders and their respective Representatives, pursuant to the Collateral Documents, Liens on all or substantially all of such Subsidiary's assets and property from time to time owned by it.

          (5) Pursuant to the Indenture Lien Restrictions (as defined below) of each of the Notes Indentures, each Borrower has agreed not to incur, and not to permit its Restricted Subsidiaries (as defined in the Note Indentures) to incur, certain Liens (as therein defined) upon any of its property or assets to secure certain Debt (as therein defined) without making effective provision whereby the obligations under the Notes shall be secured equally and ratably with the Debt (so defined) secured by such Liens (so defined) for so long as such Debt shall be so secured. This Agreement and the other Collateral Documents are intended to secure the Notes solely to the extent required to comply with the Indenture Lien Restrictions, and the Collateral Trustees have agreed to undertake the rights, powers, duties and responsibilities set forth in this Agreement and the other Collateral Documents in order to effect such purpose.

          (6) In connection herewith, and pursuant to the Master Agreement, the Pledgors, the Debt Coordinator, the Agents, the other Credit Parties and the Collateral Trustees have entered into an Amended and Restated Pledge and Security Agreement dated as of even date herewith, amending and restating that certain Pledge and Security Agreement dated as of April 30, 2001, as previously amended (as so amended and restated, and as hereafter amended, amended and restated, supplemented or otherwise modified, the "Pledge and Security Agreement"), to provide for and give further effect to the purposes of the Master Agreement and this Agreement.

          NOW, THEREFORE, in consideration of the premises of, and in order to induce the Credit Parties to continue to extend credit to the Borrowers under, the Credit Agreements, the Credit Documents and the Master Agreement, each Pledgor hereby agrees with the Collateral Trustees for its benefit and Equal and Ratable Benefit of the Secured Holders and their respective Representatives, as follows:


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                                   ARTICLE I
                                  DEFINITIONS

          SECTION 1.01. Certain Defined Terms. The following terms shall have the following meanings as used herein (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Actionable Default" has the meaning specified in Section 4.01.

          "Actionable Default Notice" has the meaning specified in Section
4.01.

          "Additional Collateral" has the meaning specified in Section 2.01.

          "Affiliate" has the meaning specified in the Credit Agreements.

          "Agents" has the meaning specified in the Master Agreement.

          "Agreement Value" means, for each Secured Hedge Agreement, on any date of determination, an amount determined by the Representative for the Hedge Bank party to such Secured Hedge Agreement equal to: (a) in the case of a Secured Hedge Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (the "Master Agreement"), the amount, if any, that would be payable by such Hedge Bank to its counterparty to such Secured Hedge Agreement, as if (i) such Secured Hedge Agreement was being terminated early on such date of determination, (ii) such Hedge Bank was the sole "Affected Party", and (iii) such Representative was the sole party determining such payment amount (with such Representative making such determination pursuant to the provisions of the form of Master Agreement); or (b) in the case of a Secured Hedge Agreement traded on an exchange, the mark-to-market value of such Secured Hedge Agreement, which will be the unrealized loss on such Secured Hedge Agreement to such Hedge Bank determined by such Representative based on the settlement price of such Secured Hedge Agreement on such date of determination, or (c) in all other cases, the mark-to-market value of such Secured Hedge Agreement, which will be the unrealized loss on such Secured Hedge Agreement to such Hedge Bank determined by such Representative as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Hedge Bank exceeds (ii) the present value of the future cash flows to be received by such Hedge Bank pursuant to such Secured Hedge Agreement; capitalized terms used and not otherwise defined in this definition shall have the respective meanings set forth in the above-described Master Agreement.

          "Authorized Officer" means the Chairman, the President, any Vice President, the Secretary or the Treasurer of a Person or any other officer designated as an "Authorized Officer" by the Board of Directors (or equivalent governing body) of such Person.

          "Bankruptcy Code" means Title 11 of the United States Code entitled "Bankruptcy", as amended from time to time.

          "Borrowers" has the meaning specified in the recitals to this Agreement.


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          "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City or the city in which the Corporate Trustee maintains its corporate trust office.

          "Cash Equivalents" has the meaning specified in the Master Agreement.

          "Cash Management Services" has the meaning specified in the Preliminary Statements.

          "Cash Management Services Bank" means any USI Credit Party or Rexair Credit Party that provides Cash Management Services to the Borrowers or the Rexair Obligors, and their respective Subsidiaries.

          "Collateral" means, collectively, all of the "Collateral" (as defined in the Pledge and Security Agreement), all of the Additional Collateral and all Successor Collateral.

          "Collateral Account " has the meaning specified in Section 3.01.

          "Collateral Documents" means this Agreement, the Pledge and Security Agreement and each mortgage, security agreement, financing statement and other agreement, instrument or document purporting to create, evidence or record any of the Collateral, and each of the Successor Collateral Documents.

          "Collateral Trust Estate" means all of the right, title and interest of the Collateral Trustees, whether now owned or hereafter acquired, in and to the Collateral.

          "Collateral Trustees" has the meaning specified in the recital of parties to this Agreement.

          "Collateral Trustees' Fees" means the fees and other amounts payable to the Collateral Trustees pursuant to Sections 6.03, 6.04 and 6.05, and amounts claimed and unpaid pursuant to Section 6.06.

          "Controlled Deposit Accounts" has the meaning specified in the Preliminary Statements.

          "Controlled Deposit Account Bank" means a USI Credit Party or a Rexair Credit Party at which one or more Controlled Deposit Accounts are maintained.

          "Corporate Trustee" has the meaning specified in the recitals to this Agreement.

          "Credit Agreements" has the meaning specified in the Preliminary Statements.

          "Credit Documents" has the meaning specified in the Master Agreement.

          "Credit Parties" means the USI Credit Parties and Rexair Credit Parties and includes, as applicable, each such Person and any of its Affiliates in the capacity of Independent L/C Issuer, Hedge Bank, Controlled Deposit Bank or Cash Management Services Back.


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          "Debt Coordinator" means the Debt Coordinator under, and as defined in, the Master Agreement.

          "Defaulted Agreement Party" has the meaning specified in Section
4.01.

          "Distribution Date" has the meaning specified in Section 5.01.

          "Effective Date" has the meaning specified in the Master Agreement.

          "Equal and Ratable Benefit" means, with respect to any of the Collateral or any rights to share in any proceeds thereof, the equal and ratable interest therein and rights in respect thereof solely of those Secured Holders holding any interest therein or rights thereto in accordance with the terms of the Master Agreement, this Agreement and other Collateral Documents based on their respective pro rata shares of the Total Principal Exposure of only those Secured Holders. For example, (i) only the Credit Parties, and not any of the Note Holders, would have the Equal and Ratable Benefit of any Lien created under the Collateral Documents in any assets of the Pledgors not subject to the Indenture Lien Restrictions of the Note Indentures, and (ii) so long as any Rexair Bank Exposure remains outstanding, the Lien hereunder in favor of the Collateral Trustees for the Equal and Ratable benefit of the Secured Holders and their respective Representatives upon any of the Rexair Collateral shall be junior and subordinate to the Lien in favor of the Rexair Collateral Agent for the Equal and Ratable Benefit of the Rexair Credit Parties pursuant to the Rexair Collateral Documents.

          "Agent" and "Agents" mean, individually and collectively, Bank of America, N.A., in its capacities as administrative agent under each or all of the Credit Agreements, and as Rexair Collateral Agent

          "Governmental Authority" has the meaning specified in the Credit Agreements.

          "Hedge Banks" means any Credit Party or Affiliate of a Credit Party that has entered into a Secured Hedge Agreement.

          "Indenture Lien Restrictions" means the provisions set forth in the "Limitation of Liens" sections of each of the Note Indentures.

          "Independent L/C" has the meaning specified in the Master Agreement.

          "Independent L/C Commitment" has the meaning specified in the Master Agreement.

          "Independent L/C Issuer" has the meaning specified in the Master Agreement.

          "Individual Trustee" has the meaning specified in the recital to this Agreement.

          "Initial Pledgor" has the meaning specified in the recitals to this Agreement.

          "Lien" has the meaning specified in the Master Agreement.


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          "Moody's" means Moody's Investors Service, Inc.

          "Notes" means, individually and collectively, the 7-1/4% Notes and the 7-1/4% Notes.

          "Note Holders" means, individually and collectively, the 7-1/4% Note Holders and the 7-1/4% Note Holders.

          "Note Indentures" means, individually and collectively, the 7-1/4%
Note Indentures and the 7-1/4% Note Indentures.

          "Note Obligors" has the meaning specified in the Preliminary
Statements.

          "Permitted Liens" has the meaning specified in the Master Agreement.

          "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Pledge and Security Agreement" has the meaning specified in the preliminary Statements.

          "Pledgors" has the meaning specified in the recitals of parties to this Agreement.

          "Representatives" means, at any time, collectively, (a) the Debt Coordinator, as representative of the Credit Parties, (b) the 7-1/4% Notes Trustee, as the representative of the 7-1/4% Note Holders at such time, and (c) the 7-1/8% Notes Trustee, as representative of the 7-1/8% Note Holders at such time. For all purposes of this Agreement, the USI Agent will be the Representative for all Hedge Banks, Independent L/C Issuers, Controlled Deposit Account Banks and Cash Management Services Banks.

          "Required Representatives" means (a) at any time that no Actionable Default has occurred or is continuing, the Debt Coordinator, acting with the consent or at the direction of the Steering Committee Majority (as defined in the Master Agreement) or with the consent or at the direction of the Majority Banks (as defined in the Master Agreement) or (b) at any time that an Actionable Default has occurred and is continuing, the Representative or Representatives, on behalf the Secured Holders that own or hold more than 50% of the Total Principal Exposure of all the Secured Holders, taken as a whole, at such time; provided, however, that amounts held at such time by the Collateral Trustees on behalf of a Representative and such Representative's Secured Holders in an account of the Corporate Trustee established at the request of such Representative pursuant to Section 5.02 hereof shall be deemed to have been applied to repay the Secured Obligations of such Secured Holders whether or not such amount has been so applied.

          "Master Agreement" has the meaning specified in the Preliminary Statements.

          "Rexair Acquisition" has the meaning specified in the Preliminary Statements.

          "Rexair Agent" has the meaning specified in the Master Agreement.


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          "Rexair Collateral" has the meaning specified in the Master
Agreement.

          "Rexair Collateral Documents" has the meaning specified in the Master Agreement.

          "Rexair Collateral Proceeds" has the meaning specified in the Master Agreement.

          "Rexair Credit Agreement " has the meaning specified in the Preliminary Statements.

          "Rexair Credit Parties" means the Rexair Agent and the Rexair Bank as defined in the Master Agreement.

          "Rexair Guaranty" has the meaning specified in the Preliminary Statements.

          "Rexair Obligors" means each of Rexair Holdings, Inc. and Rexair,
Inc.

          "Secured Agreements" means, collectively, the Master Agreement, the USI Credit Agreement, the Rexair Guaranty, each of the Note Indentures, each Secured L/C Reimbursement Agreement, each Secured Hedge Agreement, each Controlled Deposit Account Agreement and each Cash Management Services Agreement, and each agreement or instrument delivered by any of the Pledgors pursuant thereto (including, without limitation, the Collateral Documents), as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions thereof.

          "Secured Hedge Agreement" means any hedge agreement required or permitted under the Credit Agreements that is entered into by and between a Credit Party or its Affiliates and any Hedge Bank, including, without limitation, each Interest Rate Protection Agreement and other Hedging Agreement, as defined in the USI Credit Agreement and the Rexair Credit Agreement.

          "Secured Holders" means, at any time, the Credit Parties, the 7-1/4% Note Holders and the 7-1/8 Note Holders at such time.

          "Secured L/C Reimbursement Agreement" means the obligation of a Pledgor (i) to reimburse an L/C Credit Party for amounts heretofore or hereafter paid by such Independent L/C Issuer under or in respect of any Independent L/C and (ii) to pay other amounts in connection therewith, in either case, subject to the terms of the Master Agreement.

          "Secured Obligations" means, at any time, any and all Obligations (as defined in the Master Agreement), whether matured or unmatured, contingent or liquidated, of each of the Pledgors to the Credit Parties or the Note Holders and their respective Representative now existing or hereafter arising under, evidenced by or in respect of any of the Secured Agreements, whether for principal, expenses, premiums, indemnities, fees or other amounts, whether or not such Obligations are due and payable at such time. For purposes of determining the "Required Representatives" on any date, the aggregate amount of outstanding Secured Obligations represented by each Representative on such date shall include:


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          (a) in the case of the Secured Obligations of Secured Holders represented by the Debt Coordinator the then Total Principal Exposure of all Credit Parties under all Secured Agreements;

          (b) in the case of Secured Obligations of Secured Holders represented by the 7-1/8% Notes Trustee under the 7-1/8% Notes Indenture, the Total Principal Exposure then outstanding under the 7-1/8% Notes; and

          (c) in the case of the Secured Obligations of Secured Holders represented by the 7-1/4% Notes Trustee under the 7-1/4% Notes Indenture, the Total Principal Exposure then outstanding under 7-1/4% Notes.

          "7-1/8% Note Holders" means, at any time, the registered holders of the 7-1/8% Notes issued under the 7-1/8% Notes Indenture at such time.

          "7-1/8% Notes" has the meaning specified in the Preliminary
Statements.

          "7-1/8% Notes Indenture" has the meaning specified in the Preliminary Statements.

          "7-1/8% Notes Trustee" means Bank One Trust Company, N.A. (successor in interest to The First National Bank of Chicago), as Trustee for the 7-1/8% Note Holders, and any successor trustee for the 7-1/8% Note Holders appointed under the 7-1/8% Notes Indenture.

          "7-1/4% Notes" has the meaning specified in the Preliminary
Statements.

          "7-1/4% Note Holders" means, at any time, the registered holders of the 7-1/4% Notes issued under the 7-1/4% Notes Indenture at such time.

          "7-1/4% Notes Indenture" has the meaning specified in the Preliminary Statements.

          "7-1/4% Notes Trustee" means Wells Fargo Bank Minnesota, National Association (or its successor in interest), as Trustee for the 7-1/4% Note Holders, and any successor trustee for the 7-1/4% Note Holders appointed under the 7-1/4% Notes Indenture.

          "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

          "Steering Committee" means the Steering Committee under, and as defined in, the Master Agreement.

          "Subsidiary" has the meaning specified in the Master Agreement.

          "Successor Collateral" means, with respect to each Pledgor, any property and assets of such Pledgor (or any of its successors and assigns) as such Pledgor (or any such successor or any such assign) may, from time to time, upon notice to the Collateral Trustees, pursuant to the Credit Agreements or otherwise, grant to the Collateral Trustees as additional


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collateral (in addition to the Additional Collateral) for their benefit and in trust for the Equal and Ratable Benefit of the Representatives, on their behalf and on behalf of the Secured Holders.

          "Successor Collateral Documents" means each mortgage, security agreement, financing statement and other agreement, instrument or document purporting to create, evidence or record, or otherwise relating to, any of the Successor Collateral.

          "364-Day Agent" has the meaning specified in the Master Agreement.

          "364-Day Credit Agreement" has the meaning specified in the Preliminary Statements.

          "Total Principal Exposure" has the meaning specified in the Master Agreement.

          "Unrestricted Secured Holders" means, at any time, the Credit Parties at such time.

          "Unrestricted Subsidiary Pledgors" means, at any time, any Subsidiary that is an Unrestricted Subsidiary under the terms of the 7-1/4% Notes Indenture and the 7-1/8% Notes Indenture.

          "Unrestricted Subsidiary Pledgors Proceeds" means any proceeds from the sale or other disposition of any Collateral belonging to any Unrestricted Subsidiary Pledgor.

          "USI" has the meaning specified in the recitals of parties to this Agreement.

          "USI Agent" has the meaning specified in the Master Agreement.

          "USI American" has the meaning specified in the recitals of parties to this Agreement.

          "USI Atlantic" has the meaning specified in the recitals of parties to this Agreement.

          "USI Credit Agreement" has the meaning specified in the Preliminary Statements

          "USI Credit Parties" has the meaning specified in the recitals to this Agreement.

          "USI Global" has the meaning specified in the recitals of parties to this Agreement.

          SECTION 1.02. Certain References. In this Agreement, the words "hereof", "herein" and "hereunder", and words of similar import, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All section, schedule and exhibit references set forth in this Agreement are, unless otherwise specified, references to such section in, or schedule or exhibit to, this Agreement.

                                  ARTICLE II
                CONFIRMATION AND CREATION OF SECURITY INTERESTS

          SECTION 2.01. Collateral Trust Estate. Each Pledgor hereby confirms that, pursuant to the terms of the Pledge and Security Agreement, such Pledgor has pledged and assigned to the Collateral Trustees for their benefit and in trust for the Equal and Ratable Benefit of the Secured Holders and their respective Representatives, and has granted the Collateral Trustees for their benefit and in trust for the Equal and Ratable Benefit of the Secured Holders and their respective Representatives a lien on and security interest in, the Collateral described therein. Each Pledgor hereby further pledges and assigns to the Collateral Trustees for their benefit and in trust for the Equal and Ratable Benefit of the Secured Holders and their respective Representatives, and hereby grants to the Collateral Trustees for their benefit and in trust for the Equal and Ratable Benefit of the Secured Holders and their respective Representatives, a lien on and security interest in, the following (collectively, together with any Successor Collateral, the "Additional Collateral"):

          (i) the Collateral Account established pursuant to Section 3.01(a) with the Corporate Trustee at its offices at its corporate trust department in the State of Delaware and is, and shall at all times remain, under the sole dominion and control of the Corporate Trustee, all funds held therein and all certificates and instruments, if any, from time to time representing each Collateral Account;

          (ii) all Cash Equivalents held in the Collateral Account from time to time and all certificates and instruments, if any, from time to time representing or evidencing such Cash Equivalents;

          (iii) all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Trustees for or on behalf of such Pledgor in substitution for or in addition to any or all of the then existing Additional Collateral;

          (iv) all interest, income, dividends, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Additional Collateral referred to in clauses (i) through (iii) of this
     Section 2.01(a); and

          (v) all proceeds of any and all of the foregoing Additional Collateral (including, without limitation, proceeds that constitute property and assets of the types described in clauses (i) through (iv) of this Section 2.01(a)) and, to the extent not otherwise included, all (A) payments under any indemnity, warranty or guaranty payable with respect (and all supporting obligations relating) to any of the foregoing Additional Collateral, and (B) cash.

          SECTION 2.02. Security for Secured Obligations. (a) Subject to subsection (b) of this Section 2.02, all of the right, title and interest of the Collateral Trustees in and to the

Collateral Trust Estate secures the payment of all of the Secured Obligations now or hereafter existing under or in respect of the Secured Agreements and the performance of, and the compliance with, all of the covenants and conditions of this Agreement, the other Collateral Documents and the Secured Agreements. Without limiting the generality of the foregoing, the Collateral Trust Estate secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Pledgor to the Collateral Trustees, any Representative or any Secured Holder under the Collateral Documents or the Secured Agreements but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Pledgor.

          (b) Notwithstanding anything to the contrary stated in subsection (a) of this Section 2.02, (i) this Agreement secures (A) in the case of any Collateral granted by a Pledgor that is a Note Obligor or a Restricted Subsidiary (as defined in the Note Indentures), the payment of all the Secured Obligations by the Pledgors now or hereafter existing under the Secured Agreements and the Notes, for the Equal and Ratable Benefit of all of the Secured Holders thereof and their respective Representatives and (B) in the case of any Collateral granted by a Pledgor that is an Unrestricted Subsidiary (as defined in the Note Indentures), the payment of all the Secured Obligations by the Pledgors now or hereafter existing under the Secured Agreements, but, not any Secured Obligations arising under the Notes, for the Equal and Ratable Benefit of the Secured Holders thereof and their respective Representatives under such Secured Agreements, but not for the benefit of any Note Holders or their respective Representatives, and (ii) with respect to any Rexair Collateral, the Lien created by this Agreement and the other Collateral Documents shall be, until all Rexair Bank Exposure is repaid in full and all commitments in respect there of are terminated, a second priority Lien, subordinate to the prior Lien of the Rexair Credit Parties pursuant to the Rexair Collateral Documents. This Agreement is intended to comply with the Indenture Lien Restrictions and shall be construed to give effect to such intention.

                                  ARTICLE III
                               COLLATERAL ACCOUNT

          SECTION 3.01. Collateral Account. (a) In addition to the Deposit Accounts (as defined in the Pledge and Security Agreement), so long as any Secured Obligations remain outstanding under any Secured Agreement, a non-interest bearing cash collateral account (the "Collateral Account") for the Representatives and the Secured Holders shall be maintained by the Corporate Trustee at its offices at its corporate trust department in the State of Delaware in accordance with the terms of this Agreement. All moneys that are received by the Collateral Trustees (i) in the absence of an Actionable Default, shall be released and distributed solely in accordance with instructions from the Required Representatives or, in the absence of such instructions, shall be maintained in the Collateral Account, and (ii) upon the occurrence and during the continuance of an Actionable Default, upon liquidation or otherwise in respect of the Collateral, shall be deposited in the Collateral Account and, thereafter, shall be held and applied by the Corporate Trustee all in accordance with the terms of this Agreement.

          (b) The Corporate Trustee shall, subject to the provisions of Article IV and Article VIII, from time to time (i) invest amounts on deposit in the Collateral Account in Cash Equivalents and (ii) invest interest paid on such Cash Equivalents, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in additional Cash Equivalents, in each case at the direction of USI so long as no Actionable Default shall have occurred and be continuing and at the direction of the Required Representatives if an Actionable Default shall have occurred and be continuing. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided in the immediately preceding sentence shall be deposited and held in the Collateral Account. Notwithstanding the foregoing, the Corporate Trustee shall, to the extent possible, invest any funds to be distributed on a Distribution Date in Cash Equivalents that shall mature or become liquid on or prior to such Distribution Date. All Cash Equivalents made in respect of the Collateral Account and all interest and income received thereon and therefrom and the net proceeds realized on the maturity or sale thereof shall be held in the Collateral Account as part of the Collateral Trust Estate pursuant to the terms hereof.

          (c) All Deposit Accounts, including all Cash Collateral Accounts (as defined in the Master Agreement) other than Other Deposit Accounts (as defined in the Pledge and Security Agreement) of the Pledgors shall at all times be maintained only at Controlled Deposit Account Banks subject to control agreements in favor of the Collateral Trustees or, in the case of Rexair Obligors, the Rexair Collateral Agent, in form and substance satisfactory to the Debt Coordinator and the Collateral Trustees or, in the case of Deposit Accounts of the Rexair Obligors, the Debt Coordinator and Rexair Collateral Agent. Deposit Accounts shall be maintained and managed, and funds therein invested and used, in accordance with the terms of the Master Agreement.

          (d) Each of the Collateral Account and the Deposit Accounts shall be subject to such applicable laws, and such applicable regulations of the Board of Governors of the Federal Reserve System and of any other appropriate banking or Regulatory Authority, as are in effect from time to time.

                                  ARTICLE IV
                         ACTIONABLE DEFAULTS; REMEDIES

          SECTION 4.01. Actionable Default Notice. (a) If, at any time, a default under any Secured Agreement shall have occurred and be continuing and, as a result thereof, any Representative or any Secured Holder under, or the percentage of Secured Holders specified in, such Secured Agreement (any such party or percentage of Secured Holders being a "Defaulted Agreement Party") has the right thereunder (without the delivery of any further notice or the requirement that any further time elapse) to declare all of the Secured Obligations of the Borrowers under such Secured Agreement to be due and payable prior to the stated maturity thereof (any such default being an "Actionable Default") it being understood and agreed that, pursuant to the Master Agreement, the exclusive right to make such any such declaration in respect of Secured Obligations arising under any of the Secured Agreements (other than the Note Indentures) is vested entirely and solely in the Majority Banks as defined in the Master Agreement and, therefore, only the Majority Banks acting through the Debt Coordinator may constitute a Defaulted Agreement Party with respect to any such Secured Obligations) and if such Defaulted Agreement Party gives the Collateral Trustees, with a copy to USI, a written notice (an "Actionable Default Notice") stating:

          (i) the nature of the Actionable Default;

          (ii) the action requested to be taken by the Collateral Trustees with respect to the Collateral and the Collateral Documents (which action may include, without limitation, the calling of a meeting of the Representatives or the institution of any remedies provided by law or this Agreement or any Collateral Document); and

          (iii) that such Defaulted Agreement Party requests the Collateral Trustees to poll the Representatives with respect to such action,

then the Collateral Trustees shall forthwith send a copy of the Actionable Default Notice to each Representative and poll the Representatives as to whether they favor the Collateral Trustees taking such action. If the Required Representatives shall have directed the Collateral Trustees to commence the action set forth in the Actionable Default Notice (whether or not such poll shall have been taken or completed), then, subject to Section 4.01(b) and the right of the Collateral Trustees to commence such action under the Collateral Documents, the Collateral Trustees shall forthwith undertake such action. The Collateral Trustees shall, subject to Sections 4.01(b), 4.08 and 7.05, follow the directions of the Required Representatives with respect to the time, method and place of taking any action requested in an Actionable Default Notice. Each Collateral Trustee shall be entitled to assume conclusively that no Actionable Default has occurred and is continuing until it receives an Actionable Default Notice.

          (b) If the Actionable Default which was the basis for the giving of an Actionable Default Notice shall be cured or waived in accordance with the terms of the applicable Secured Agreement, the Defaulted Agreement Party which gave such Actionable Default Notice (or its Representative) shall promptly notify the Collateral Trustees in writing of such cure or waiver with a copy to USI, whereupon (i) such Actionable Default Notice shall be deemed withdrawn,
(ii) the Collateral Trustees shall deliver to each Representative such writing evidencing the withdrawal of a Default Notice as it may have received pursuant to this Section (b) and (iii) any direction to the Collateral Trustees to take any action in connection with such Actionable Default Notice shall be deemed rescinded. If in connection solely with such withdrawn Actionable Default Notice the Collateral Trustees shall have been directed to take, and shall have commenced taking but shall not have completed, any action, the Collateral Trustees shall promptly terminate any such action which they shall not also have been directed to take in connection with an Actionable Default Notice other than that withdrawn.

          SECTION 4.02. Direction by Required Representatives. As to any matters not expressly provided for under this Agreement or the other Collateral Documents (including, without limitation, matters relating to enforcement and collection of the Secured Obligations), the Collateral Trustees shall not be required to exercise any discretion or to take any action under this Agreement or the other Collateral Documents, or in respect of the Collateral, but shall be required to act or to refrain from acting (and shall be fully protected in acting or refraining from acting) in accordance with the instructions of the Required Representatives.

          SECTION 4.03. Right to Initiate Judicial Proceedings, Etc. (a) Upon the occurrence of and during the continuance of any Actionable Default, the Corporate Trustee, and if the Corporate Trustee deems necessary or desirable, the Individual Trustee, jointly or individually as the Corporate Trustee my determine, (i) shall have the right and power to institute and maintain such suits and proceedings as it or they, as the case may be, or the Required Representatives may deem appropriate to protect and enforce the rights vested in them by this Agreement and the other Collateral Documents and (ii) may either, after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to dispose of, collect or otherwise realize upon, all or any portion of the Collateral Trust Estate under the judgment or decree of a court of competent jurisdiction.

          (b) If a receiver of the Collateral Trust Estate shall be appointed in judicial proceedings, the Collateral Trustees may be appointed as such receiver. Notwithstanding the appointment of a receiver, the Collateral Trustees shall be entitled to retain possession and control of all cash held by or deposited with them or their agents or co-trustees pursuant to any provision of this Agreement or any other Collateral Document.

          SECTION 4.04. Remedies Not Exclusive. (a) No remedy conferred upon or reserved to the Collateral Trustees herein or in the Collateral Documents is intended to be a limitation exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in the Collateral Documents or now or hereafter existing at law or in equity or by statute.

          (b) No delay or omission of either of the Collateral Trustees to exercise any right, remedy or power accruing upon any Actionable Default shall impair any such right, remedy or power or shall be construed to be a waiver of any such Actionable Default or any acquiescence therein; and every right, power and remedy given by this Agreement or any Collateral Document to the Collateral Trustees may be exercised from time to time and as often as may be deemed expedient by the Collateral Trustees.

          (c) In case either of the Collateral Trustees shall have proceeded to enforce any right, remedy or power under this Agreement or any Collateral Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to such Collateral Trustee, then and in every such case each Pledgor, the Collateral Trustees, the Representatives and Secured Holders shall, subject to any determination in such proceeding, severally be restored to their former positions and rights hereunder and under such Collateral Document with respect to the Collateral Trust Estate, the Collateral Account and in all other respects, and thereafter all rights, remedies and powers of such Collateral Trustee shall continue as though no such proceeding had been taken.

          (d) Each Pledgor expressly agrees that all rights of action and rights to assert claims upon or under this Agreement and the Collateral Documents may be enforced by the Collateral Trustees without the possession of any debt instrument or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Collateral Trustees shall be brought in either of their names as Collateral Trustee and any recovery of judgment shall be held as part of the Collateral Trust Estate; provided that nothing in this Section 4.04(d) shall constitute a waiver of any right that each Pledgor may have or may hereafter acquire to challenge the amounts outstanding under the Secured Agreements.

          SECTION 4.05. Waiver of Certain Rights (a) . Each Pledgor, on behalf of itself and all who may claim through or under it, including, without limitation, any and all subsequent Affiliates, creditors, vendees, assignees and lienors, expressly waives and releases, to the fullest extent permitted by law, any, every and all rights to demand or to have any marshalling of the Collateral Trust Estate upon any enforcement of any Collateral Document, including, without limitation, upon any sale, whether made under any power of sale herein granted or pursuant to judicial proceedings or upon any foreclosure or any enforcement of any Collateral Document or this Agreement and consents and agrees that all the Collateral Trust Estate and any such sale may be offered and sold as an entirety.

          SECTION 4.06. Limitation on Collateral Trustees' Duties in Respect of Collateral. Beyond the duties set forth in this Agreement, the Collateral Trustees shall not have any duty to any Pledgor or the Secured Holders and their respective Representatives as to any Collateral in the Collateral Trustees' possession or control or in the possession or control of any agent or nominee of the Collateral Trustees or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that each Collateral Trustee shall be liable for its failure to exercise ordinary care in the handling of moneys and securities and other property actually received by it.

          SECTION 4.07. Limitation by Law. All rights, remedies and powers provided by this Article 4 may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Article 4 are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part or, if the Representatives elect that this Agreement should be recorded, registered or filed, not entitled to be recorded, registered or filed under the provisions of any applicable law.

          SECTION 4.08. Absolute Rights of Secured Holders and Representatives.
(a) Except as stated in subsection (b) of this Section 4.08, notwithstanding any other provision of this Agreement or any of the other Collateral Documents, each of the Representatives, and each of the Secured Holders, has an absolute and unconditional right to receive payment of all of the Secured Obligations owing to such Representative or such Secured Holder, as the case may be, when the same becomes due and payable and at the time and place and otherwise in the manner set forth in the applicable Secured Agreements, and the right of each such Representative and each such Secured Holder to institute proceedings for the enforcement of such payment on or after the date such payment becomes due and to assert its position as a secured creditor in a proceeding under the Bankruptcy Code in which any Borrower is a debtor, and the obligation of each Borrower to pay all of the Secured Obligations owing to each of the Representatives and each of the Secured Holders at the time and place expressed therein, shall not be impaired or affected without the consent of such Representative or such Secured Holder. In addition, the right of any Secured Holder or any Representative, on behalf of itself or on behalf of any such Secured Holder, to receive payment or security from sources other than the Collateral shall not be, and is not hereby, impaired or affected in any manner. Without limiting the generality of the foregoing provisions of this Section 4.08, no Secured Holder and no Representative, on behalf of itself or on behalf any Secured Holder, shall be obligated to share with any other Secured Holder or any other Representative any proceeds of any collateral, guaranty or right of setoff other than pursuant to, and to the extent expressly required under, this Agreement and the other Secured Agreements; nor shall any Secured Holder's or any Representative's right to receive its ratable share of any amounts maintained in the Collateral Account, if any, or any proceeds of any of the Collateral, or any part thereof, under the terms of this Agreement and the other Collateral Documents be diminished or affected in any way by its right to receive proceeds of any other collateral or right of setoff, or payment upon a guaranty or from any other source.

          (b) Notwithstanding anything to the contrary stated in subsection (a) of this Section 4.08, nothing stated in this Section 4.08 may be construed to modify in any way the intercreditor agreements contained in the Master Agreement.

          SECTION 4.09. Equal and Ratable Security. To the extent this Agreement provides any rights or benefits to the Secured Holders and their respective Representatives under the Notes and Note Indentures, this Agreement is intended solely to comply with the Indenture Lien Restrictions of the Note Indentures to secure the unpaid Secured Obligations arising thereunder, equally and ratably with the Secured Obligations arising under the Credit Agreements. To the extent that the rights and benefits herein conferred on the Secured Holders or the Representative under any Note or Note Indentures shall be held to exceed the rights and benefits required so to be conferred by the Indenture Lien Restrictions of such Note Indentures, such rights and benefits shall be limited so as to provide to such Secured Holders and such Representative only those rights and benefits that are required by the Indenture Lien Restrictions of such Note Indentures. Any and all rights not herein expressly given to the Note Holders and their respective Representatives are expressly reserved to the Credit Parties and their Representatives, it being understood that, in the absence of a requirement to provide equal and ratable security set forth in such Indenture Lien Restrictions, this Agreement would not have been accepted by the Credit Parties to the extent that it provides any rights or benefits to such Secured Holders and their respective Representatives.

                                   ARTICLE V
                            APPLICATION OF PROCEEDS

          SECTION 5.01. Application of Proceeds. (a) If, following the acceleration of the principal amount of the Secured Obligations under any Secured Agreement and pursuant to the exercise of any remedy set forth in any Collateral Documents, any Collateral is sold or otherwise realized upon by the Collateral Trustees, the proceeds received by the Collateral Trustees in respect of such Collateral shall be deposited in the Collateral Account, and all moneys held by the Corporate Trustee in the Collateral Account shall, to the extent available for distribution, be distributed by the Corporate Trustee on each date upon which a distribution is made (each, a "Distribution Date") as follows:

          (i) FIRST, to the payment (in such priority as the Corporate Trustee shall elect, but without duplication) of all reasonable legal fees and expenses and other reasonable costs or expenses or other liabilities of any kind incurred by the Collateral Trustees as secured parties under any Collateral Document or otherwise in connection with any Collateral Document or this Agreement (including, without limitation, any reasonable costs or expenses or liabilities incurred in connection with the sale of any assets covered by any Collateral Document, or in the operation or maintenance of any of the assets covered by any Collateral Document), including the reimbursement to any Representative of any amounts theretofore advanced by such Representative for the payment of such fees, costs and expenses, except only for any such fees, expenses, costs or liabilities incurred by any Collateral Trustee as a result of its gross negligence or willful misconduct in performing or failing to perform any of its duties to the parties hereto expressly set forth herein; provided, however, that nothing herein is intended to relieve any Borrower of its duties to pay such costs, fees, expenses and liabilities otherwise payable to the Collateral Trustees from funds outside of the Collateral Account, as required by this Agreement;

          (ii) SECOND, to the Collateral Trustees (without duplication) in an amount equal to the Collateral Trustees' Fees which are unpaid as of the Distribution Date and to any Representative which has theretofore advanced or paid any such Collateral Trustees' Fees in an amount equal to the amount thereof so advanced or paid by such Representative prior to such Distribution Date; provided, however, that nothing herein is intended to relieve any Borrower of its duties to pay such fees and claims from funds outside of the Collateral Account, as required by this Agreement;

          (iii) THIRD, pursuant to paragraph (b) below, (1) with respect to any proceeds other than Unrestricted Subsidiary Pledgor Proceeds, ratably to the Representatives on behalf of the respective Secured Holders for application to the repayment or other Permanent Reduction (as defined in the Master Agreement) of the Secured Obligations owing to such Secured Holders, and (2) with respect to any Unrestricted Subsidiary Pledgor Proceeds, ratably to the Representative of Unrestricted Secured Holders on behalf of the respective Unrestricted Secured Holders for application to the repayment or other Permanent Reduction of the Secured Obligation owing to such Secured Holders, or, in each case, to be held by such Representative (or by the Corporate Trustee on behalf of such Representative pursuant to Section 5.02 or otherwise) pending such application;

          (iv) FOURTH, any surplus remaining after the payment in full in cash of the Secured Obligations shall, pursuant to the provisions of Section 8.02, be paid to the Borrowers, their successors or assigns, or to who ever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

          (b) In order to determine the ratable amount to be distributed to each of the Representatives pursuant to clause THIRD above on each Distribution Date, unless otherwise directed in writing by the Representatives, the Corporate Trustee may rely on a certificate of an Authorized Officer of USI setting forth the Secured Obligations (identified by type and amount) outstanding under each Secured Agreement on such Distribution Date. The ratable portion of the aggregate amount available for distribution hereunder on any Distribution Date which shall be distributed to each Representative entitled to such distribution on such Distribution Date shall be determined in accordance with Article III of the Master Agreement; provided, however, that the aggregate amount distributable to such Representative on such Distribution Date shall not exceed the aggregate amount of Secured Obligations of the Borrowers which are then due and payable by the Borrowers to the Secured Holders of such Representative plus the amount required to, and which is applied to, any Letter of Credit Collateralizations (as defined in the Master Agreement); and, provided further that, for such purposes, amounts distributable to a Representative on a prior Distribution Date and held on behalf of such Representative and the Secured Holders of such Representative pursuant to Section 5.02 of this Agreement shall be deemed to have been applied to the Secured Obligations of the Secured Holders represented by such Representative, regardless of whether such application has occurred.

          SECTION 5.02. Application of Withheld Amounts. If, on any Distribution Date, any amounts on deposit to the Collateral Account are distributable pursuant to Section 5.01 to any Representative, and if such Representative shall have given notice to the Collateral Trustees on or prior to such Distribution Date that all or a portion of such proceeds which are otherwise distributable to such Representative pursuant to Section 5.01 shall be held by the Collateral Trustees on behalf of such Representative for the Equal and Ratable Benefit of the Secured Holders of such Representative, then the Collateral Trustees shall hold such amount in a separate noninterest bearing cash collateral account of the Corporate Trustee for the Equal and Ratable Benefit of such Representative and such Secured Holders, until such time as such Representative shall deliver a written request for the delivery thereof from such account to such Representative or as such Representative may otherwise direct in such notice. If thereafter the Secured Obligations of the Secured Holders represented by any such Representative shall have been repaid in full in cash on any date, then (a) upon the written request of USI (or any other Representative) certifying as to such payment in full, and (b) after delivery of such notice by the Collateral Trustees to such Representative, the Collateral Trustees shall not have received a written notice of objection from such Representative within 30 days such Representative's receipt of such notice, promptly following such 30th day (or the earlier receipt by the Collateral Trustees of the written consent of such Representative), any amounts held on account for such Representative pursuant to this Section 5.02 shall be again deposited by the Collateral Trustees to the Collateral Account and thereafter distributed as provided in Section 5.01. The Corporate Trustee shall invest amounts on deposit to any such account in such Cash Equivalents as the applicable Representative may direct from time to time.

          SECTION 5.03. Release of Amounts in Collateral Account. Amounts distributable to a Representative on any Distribution Date pursuant to Section
5.01 shall either be paid to such Representative for the Equal and Ratable Benefit of such Representative and its Secured Holders by the Corporate Trustee (or deposited in an account for the Equal and Ratable Benefit of such Representative and its Secured Holders pursuant to Section 5.02) upon receipt by the Corporate Trustee of a certificate of such Representative setting forth appropriate payment instructions for such Representative. If no such notice is delivered by a Representative within ten Business Days thereafter, the Corporate Trustee shall deposit amounts otherwise distributable to such Representative into an account for the Equal and Ratable Benefit of such Representative and its Secured Holders pursuant to Section 5.02 hereof.

          SECTION 5.04. Distribution Date. Upon the occurrence and during the continuance of an Actionable Default, any amounts on deposit in the Collateral Account shall, at the written request of a Defaulted Agreement Party (with a copy to USI), and with the written consent of the Required Representatives, be distributed as provided in this Article V.

                                  ARTICLE VI
                     AGREEMENTS WITH THE COLLATERAL TRUSTEE

          SECTION 6.01. Delivery of Agreements. On the Effective Date, the Borrowers will deliver to the Collateral Trustees a true and complete copy of each of the Master Agreement, the Pledge and Security Agreement and each other Collateral Document executed and delivered in connection therewith, as in effect on the Effective Date. Each Pledgor agrees that, promptly upon the execution thereof, such Pledgor will deliver to the Collateral Trustees a true and complete copy of any and all Collateral Documents entered into subsequent to the date hereof and a true and complete copy of any and all amendments, modifications or supplements to any of the foregoing.

          SECTION 6.02. Information as to Representatives. Each Borrower agrees that it shall deliver to the Collateral Trustees from time to time upon request of the Collateral Trustees a list setting forth, for each Secured Agreement,
(a) the aggregate principal amount outstanding thereunder, (b) the accrued and unpaid interest thereunder, (c) the accrued and unpaid fees (if any) thereunder, (d) the names of the Representatives and of the Secured Holders (to the extent known to the Borrowers) thereunder, and all other unpaid amounts thereunder known to the Borrowers, owing to each such Representative, for its own account and on behalf of such Secured Holders and (e) such other information regarding the Representatives, such Secured Holders and the Secured Agreements as the Collateral Trustees may reasonably request. In addition, the Borrowers shall deliver to the Collateral Trustees, each time a distribution from the Collateral Trust Estate or, the Collateral Account is to be made pursuant to the terms hereof, not later than two Business Days after receipt of a copy of the applicable distribution request delivered by a Defaulted Agreement Party pursuant to Section 5.04 hereof, a certificate of an Authorized Officer, setting forth the amounts to be distributed and the Persons to whom such distributions are to be made, including appropriate payment instructions therefor, provided that if any distribution is directed to be made to any Representative if such Representative shall have notified the Collateral Trustees in writing that such Representative is unable to accept such distribution, such distribution shall be made instead to an account established pursuant to Section 5.02 hereof for the Equal and Ratable Benefit of such Representative and its Secured Holders. On the Effective Date, the Borrowers will furnish to the Collateral Trustees, with a copy to each Representative, a list setting forth the name and address of each Representative and each Person to whom notices must be sent under the Secured Agreements and each Borrower agrees to furnish promptly to the Collateral Trustees any changes or additions to such list of which the Borrowers are made aware. Unless otherwise specified herein, the Collateral Trustees may for all purposes hereunder, rely on such information given by the Borrowers unless (i) the Collateral Trustees shall have actual knowledge of an inaccuracy or (ii) any Representative shall provide contrary information with respect to such Representative in which case, unless such Representative and the Borrowers can reach an agreement on such issue within a period of ten days, the Collateral Trustees shall appoint an independent arbitrator (who shall be reasonably acceptable to the Borrowers and such Representative) to resolve the dispute (at the expense of the Borrowers).

          SECTION 6.03. Compensation and Expenses. The Borrowers agree, jointly and severally, to pay to the Collateral Trustees and any co-trustees or successor trustees appointed hereunder from time to time, upon demand, (a) such compensation for their services hereunder and under the Collateral Documents and for administering the Collateral Trust Estate, the Collateral Account and any account or accounts established pursuant to Section 5.02 hereof as set forth on the fee schedule attached hereto as Schedule 1, as such Schedule 1 may be amended, supplemented or otherwise modified by the written agreement of the Borrowers and the Collateral Trustees from time to time and (b) all the reasonable fees, costs and expenses incurred by any of them (including, without limitation, the reasonable fees and disbursements of counsel) (i) arising in connection with the preparation, execution, delivery, modification and termination of this Agreement and each Collateral Document or the enforcement of any of the provisions hereof or thereof or (ii) incurred or required to be advanced in connection with the administration of the Collateral Trust Estate, the Collateral Account, any account or accounts established pursuant to Section
5.02 hereof, the sale or other disposition of Collateral pursuant to any Collateral Document and the preservation, protection or defense of their rights under this Agreement and in and to the Collateral, the Collateral Account, any account or accounts established pursuant to Section 5.02 hereof and the Collateral Trust Estate. As security for such payment, the Collateral Trustees shall have a prior lien upon all Collateral and other property and funds held or collected by the Collateral Trustees as part of the Collateral Trust Estate. Each Borrower's obligations under this Section 6.03 shall survive the termination of this Agreement.

          SECTION 6.04. Stamp and Other Similar Taxes. Each Borrower agrees to indemnify and hold harmless the Collateral Trustees, each Representative and each Secured Holder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, any Collateral Document, the Collateral Trust Estate, the Collateral Account, any account or accounts established pursuant to Section
5.02 hereof or any Collateral. The obligations of each Borrower under this
Section 6.04 shall survive the termination of this Agreement.

          SECTION 6.05. Filing Fees, Excise Taxes, Etc. Each Borrower agrees to pay or to reimburse the Collateral Trustees for any and all amounts in respect of all reasonable search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect of the execution, delivery, performance and enforcement of this Agreement and each Collateral Document. The obligations of each Borrower under this Section 6.05 shall survive the termination of this Agreement.

          SECTION 6.06. Indemnification. (a) Each Borrower agrees to pay, indemnify, and hold harmless the Collateral Trustees and each of the agents of either thereof from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, the costs and expenses of defending any claim against any of them) with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Collateral Documents (except and to the extent arising from the gross negligence or willful misconduct of such of the Collateral Trustees or such of the agents thereof as are seeking indemnification or any failure of any Collateral Trustee or any such agent to exercise ordinary care in the handling of moneys and securities and other property actually received by any such Collateral Trustee or any such agent). As security for any such payment, each such indemnified Collateral Trustee shall have a prior lien upon all Collateral and other property and funds held or collected by the Collateral Trustees as part of the Collateral Trust Estate.

          (b) In any suit, proceeding or action brought by the Collateral Trustees under or with respect to any Collateral Document or the Collateral for any amount owing thereunder, or to enforce any provisions thereof, each Borrower will save, indemnify and hold harmless the Collateral Trustees, the Representatives and the Secured Holders from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder (except and to the extent that such expense, loss or damage is caused by the gross negligence or willful misconduct of the such Collateral Trustee or the failure of any Collateral Trustee to exercise ordinary care in the handling of moneys and securities and other property actually received by such Collateral Trustee), arising out of a breach by any Pledgor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from any Pledgor and all such obligations of each Pledgor shall be and remain enforceable against (and only against) such Pledgor and shall not be enforceable against the Collateral Trustees, any Representative or any Secured Holder. The agreements in this
Section 6.06 shall survive the termination of this Agreement.

          SECTION 6.07. Further Assurances. (a) Each Borrower agrees, from time to time, at its own expense to execute, acknowledge, deliver, record, rerecord, file, refile, register and reregister, and cause its Subsidiaries, if any, to promptly execute, acknowledge, deliver, record, rerecord, file, refile, register and reregister any financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other and to do all such further acts, instruments as may be reasonably necessary or desirable, or as any Collateral Trustee, any Representative, any Secured Holder through its Representative, may reasonably request from time to time in order (i) to carry out more effectively the purposes or this Agreement, (ii) to subject to the liens and security interests created by any of the Collateral Documents any of the properties, rights or interests of any Pledgor covered or now or hereafter intended to be covered by any of the Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the liens and security interests intended to be created thereby, (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Collateral Trustees, the Representatives and the Secured Holders the rights granted or now or hereafter intended to be granted to the Collateral Trustees, the Representatives and the Secured Holders under any Collateral Document or under any other instrument executed in connection with any Collateral Document to which it is or may become a party, and (v) to enable the Collateral Trustees to exercise and enforce their rights and remedies hereunder and under each Collateral Document with respect to any Collateral; provided, however, that this Section 6.07 shall not be construed to require any Pledgor to grant any interest in Collateral other than pursuant to this Agreement, the Credit Agreements or any Collateral Document. Without limiting the generality of the foregoing, each Pledgor will take any such action required to be taken by it pursuant to any Collateral Document.

          (b) Each Pledgor hereby authorizes the Collateral Trustees to execute and file or cause to be filed one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, provided that the Collateral Trustees shall have no obligation to make such filings except as directed by the Required Representatives and that such filings are prepared by, and arrangements are made for such filings by, the Required Representatives. A photocopy or other reproduction of this Agreement, any Collateral Document or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Pledgor will furnish such information about the Collateral as the Collateral Trustees may reasonably request from time to time.

                                  ARTICLE VII
                             THE COLLATERAL TRUSTEE

          SECTION 7.01. Declaration of Trust. Each of the Corporate Trustee and the Individual Trustee, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof, including those contained in this Article VII. Further, each of the Corporate Trustee and the Individual Trustee, for itself and its successors, does hereby declare that it will hold all of the estate, right, title and interest in (a) the Collateral Trust Estate and the Collateral Account for the Equal and Ratable Benefit of the Representatives and the Secured Holders as provided herein, and (b) each account as may be established pursuant to Section 5.02 at the request of a Representative upon the trust herein set forth and for the Equal and Ratable Benefit of such Representative on behalf of its applicable Secured Holders as provided herein.

          SECTION 7.02. Exculpatory Provisions(a) .The Collateral Trustees shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in the Collateral Documents, all of which are made solely by the Pledgors which are a party thereto. The Collateral Trustees make no representations as to the value or condition of the Collateral Trust Estate, the Collateral Account or any part thereof, or as to the title of any Pledgor thereof or as to the security afforded by the Collateral Documents or this Agreement, or as to the validity, execution (except its own execution), enforceability, legality or sufficiency of this Agreement, any Collateral Document or any Secured Agreement, and the Collateral Trustees shall incur no liability or responsibility in respect of any such matters. The Collateral Trustees shall not be responsible for insuring the Collateral Trust Estate or for the payment of taxes, charges, assessments or liens upon the Collateral Trust Estate or otherwise as to the maintenance of the Collateral Trust Estate or the Collateral Account, except that in any event that any Collateral Trustee enters into possession of a part or all of the Collateral Trust Estate or, the Collateral Account, such Collateral Trustee, shall preserve the part in its possession.

          (b) The Collateral Trustees shall not be required to ascertain or inquire as to the performance by the Borrowers of any of the covenants or agreements contained herein, in any other Collateral Document or in any Secured Agreement.

          SECTION 7.03. Delegation of Duties. The Collateral Trustees may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact (which shall not include officers and employees of any Pledgor or any Affiliate of any Pledgor). The Collateral Trustees shall be entitled to rely upon advice of counsel and other professionals concerning all matters pertaining to such trusts, powers and duties. The Collateral Trustees shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact reasonably selected by them in good faith.

          SECTION 7.04. Reliance by Collateral Trustees. (a) Whenever in the administration of the trusts of this Agreement or, pursuant to any other Collateral Document, the Collateral Trustees shall deem it necessary or desirable that a matter be proved or established in connection with the taking, suffering or omitting to take any action hereunder by the Collateral Trustees unless otherwise provided herein, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of an Authorized Officer of the Company delivered to the Collateral Trustees and the Representatives, and such certificate shall constitute a full warranty to the Collateral Trustees for any action taken, suffered or omitted in reliance thereon unless (i) the Collateral Trustees shall have actual knowledge of an inaccuracy therein or (ii) any Representative shall provide contrary information with respect to such matter within 10 days of receipt thereof by such Representative, in which case unless such Representative and USI can reach agreement on such issue within a period of 10 days, the Collateral Trustees shall appoint, at the expense of the Borrowers, an independent arbitrator (who shall be reasonably acceptable to USI and such Representative) to resolve the dispute.

          (b) The Collateral Trustees may consult with independent counsel (excluding, counsel to or any employee of any Pledgor or any Affiliate of any Pledgor), and any opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by them hereunder in accordance therewith unless such Collateral Trustee has actual knowledge of a reason to question the validity or accuracy of such opinion or of any assumptions expressed therein as the basis for such opinion. The Collateral Trustees shall have the right at any time to seek instructions concerning the administration of the Collateral Trust Estate or the Collateral Account or any account established pursuant to Section 5.02 hereof from any court of competent jurisdiction.

          (c) The Collateral Trustees may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which they reasonably believe to be genuine and to have been signed or presented by the proper party or parties or, in the case of telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, each Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any notices, certificates or opinions furnished to such Collateral Trustee that conform to the requirements of this Agreement or any Collateral Document.

          SECTION 7.05. Limitations on Duties of the Trustees. (a) The Collateral Trustees undertake to perform only the duties expressly set forth herein and no implied covenant or obligation shall be read into this Agreement against the Collateral Trustees.

          (b) The Collateral Trustees may exercise the rights and powers granted to them by this Agreement and the Collateral Documents, but only pursuant to the terms of this Agreement, and the Collateral Trustees shall not be liable with respect to any action taken or omitted by them in accordance with the direction of the Required Representatives.

          (c) Except as herein otherwise expressly provided, the Collateral Trustees shall not be under any obligation to take any action which is discretionary on the part of the Collateral Trustees under the provisions hereof or under any Collateral Document, except upon the written request of the Required Representatives. The Collateral Trustees shall make available for inspection and copying by each Representative each certificate or other paper furnished to the Collateral Trustees by any Pledgor, by any Representative, or by any other Person, under or in respect of this Agreement, any Collateral Document or any of the Collateral Trust Estate.

          (d) The Collateral Trustees shall be under no obligation to exercise, at the request or direction of any Representatives pursuant to this Agreement, any of the rights or powers vested in them by this Agreement or any other Collateral Document, unless such Representatives shall have offered to the Collateral Trustees security or indemnity satisfactory to the Collateral Trustees against the costs, expenses and liabilities which might be incurred by them in compliance with such request or direction.

          SECTION 7.06. Moneys to Be Held in Trust. All moneys received by the Corporate Trustee under or pursuant to any provision of this Agreement or any Collateral Document shall be segregated and held in trust for the purposes for which they were paid or are held and the Corporate Trustee shall exercise ordinary care in the handling of any such moneys actually received by it. The Individual Trustee shall promptly turn over to the Corporate Trustee any Collateral, or any part thereof, delivered to or received by the Individual Trustee.

          SECTION 7.07. Resignation and Removal of Collateral Trustees. (a) Each or both of the Collateral Trustees may at any time, by giving 30 days' prior written notice to USI and the Representatives, resign and be discharged of their responsibilities hereby created (such resignation to become effective upon the appointment of a successor trustee or trustees by the Required Representatives, the acceptance of such appointment by such successor trustee or trustees and, unless an Actionable Default has occurred and is continuing, the consent to the appointment of such successor trustee or trustees by USI). Either or both of the Collateral Trustees may be removed at any time (with or without cause) and a successor trustee or trustees appointed by the affirmative vote of the Required Representatives, subject to, unless an Actionable Default has occurred and is continuing, the consent of USI, provided that the Collateral Trustees or either of them shall be entitled to their fees and expenses accrued to the date of removal. If either or both of the Collateral Trustees resign or are removed as provided in this Section 7.07 the consent to the appointment of a successor trustee or trustees shall not be unreasonably withheld and shall be deemed to have been given if USI shall not have reasonably objected to any proposed successor trustee or trustees within five Business Days of receipt of notice of the identity thereof from the Representatives. If no successor trustee or trustees shall be appointed and approved within 30 days from the date of the giving of the aforesaid notice of resignation or within 30 days from the date of such vote for removal, the Collateral Trustees, shall, or any Representative may, apply to any court of competent jurisdiction to appoint a successor trustee or trustees to act until such time, if any, as a successor trustee or trustees shall have been appointed as above provided. Any successor trustee or trustees so appointed by such court shall immediately and without further act be superseded by any successor trustee or trustees approved by the Representatives as above provided.

          (b) If at any time either or both of the Collateral Trustees shall become incapable of acting, or if at any time a vacancy shall occur in the office of either or both of the Collateral Trustees for any other cause, a successor trustee or trustees shall be appointed by the Required Representatives, subject to, unless an Actionable Default has occurred and is continuing, the consent of USI, which consent shall not be unreasonably withheld, and the powers, duties, authority and title of the predecessor trustee or trustees terminated and cancelled without procuring the resignation of such predecessor trustee or trustees, and without any formality (except as may be required by applicable law) other than appointment and designation of a successor trustee or trustees in writing, duly acknowledged, delivered to the predecessor trustee or trustees and USI and filed for record in each public office, if any, in which this Agreement is required to be filed.

          (c) The appointment and designation referred to in Section 7.07(b) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor trustee or trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor and, upon such filing for record, the successor trustee or trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor but such predecessor shall, nevertheless, on the written request of the Required Representatives, USI or its successor trustee or trustees, execute and deliver an instrument transferring to such successor all the estates, properties, rights, powers, trusts, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it or them to such successor trustee or trustees. Should any deed, conveyance or other instrument in writing from any Pledgor be required by any successor trustee or trustees for more full and certain vesting in such successor trustee or trustees the estates, properties, rights, powers, trusts, duties, authority and title vested or intended to be vested in the predecessor trustee or trustees, any and all such deeds, conveyances and other instruments in writing shall, on request of such successor trustee or trustees, be executed, acknowledged and delivered by such Pledgor.

          (d) Any required filing for record of the instrument appointing a successor trustee or trustees as hereinabove provided shall be at the expense of the Borrowers. The resignation of any trustee or trustees and the instrument removing any trustee or trustees, together with all other instruments, deeds and conveyances provided for in this Article VII shall, if permitted by law, be forthwith recorded, registered and filed by and at the expense of the Borrowers, wherever this Agreement is recorded, registered and filed.

          SECTION 7.08. Status of Successors to Trustee. Any successor to the Corporate Trustee appointed pursuant to Section 7.07 shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States or any state thereof or the District of Columbia and having its principal corporate trust office within the State of Delaware, or another state acceptable to the Required Representatives, and shall also have capital, surplus and undivided profits of not less than $100,000,000, if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust upon reasonable or customary terms. Any successor to the Individual Trustee appointed pursuant to Section 7.07 shall be an individual residing in the State of Delaware, the State of New York or another state of the United States acceptable to the Required Representatives.

          SECTION 7.09. Merger of the Corporate Trustee. Any corporation into which the Corporate Trustee may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Corporate Trustee shall be a party, shall be the Corporate Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.

          SECTION 7.10. Powers of Individual Trustee. The Individual Trustee has been joined as a party hereunder so that if, by any present or future applicable law in any jurisdiction in which it may be necessary to perform any act in the execution or enforcement of the trusts hereby created, the Corporate Trustee may be incompetent, unqualified or unable to act as a Collateral Trustee, then all of the acts required to be performed in such jurisdiction, in the execution or enforcement of the trusts hereby created, shall and will be performed by the Individual Trustee, acting alone. Notwithstanding any other term or provision of this Agreement to the contrary, the Corporate Trustee alone shall have and exercise the rights and powers granted herein and shall be solely charged with the performance of the duties herein declared on the part of the Collateral Trustees to be had and exercised or to be performed without any action taken by the Individual Trustee; provided, however, that if the Corporate Trustee or the Required Representatives deem it necessary or desirable for the Individual Trustee to act in a particular jurisdiction, the Individual Trustee shall have and exercise the rights and powers granted herein (but no greater powers) and shall be charged with the performance of the duties herein assigned to the Collateral Trustees to be exercised or to be performed, but only in such particular jurisdiction.

          SECTION 7.11. Additional Co-Trustees; Separate Trustees. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral shall be located, or the Collateral Trustees shall be advised by counsel satisfactory to them that it is so necessary or prudent in the interest of the Representatives on behalf of the Secured Holders, or the Representatives shall in writing so request by notice to the Collateral Trustees and USI, or the Collateral Trustees shall deem it desirable for their own protection in the performance of their duties hereunder, or USI shall in writing so request by notice to the Collateral Trustees with the consent of the Representatives, the Collateral Trustees and USI shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more persons approved by the Collateral Trustees, USI and the Representatives, either, to act as co-trustee or co-trustees of all or any of the Collateral, jointly with the Collateral Trustees originally named herein or any successor, or to act as separate trustee or trustees of any such property. In the event USI shall not have joined in the execution of such instruments and agreements within 10 days after the receipt of a written request from the Collateral Trustees so to do, or in case an Actionable Default shall have occurred and be continuing, the Collateral Trustees may act under the foregoing provisions of this Section 7.11 without the concurrence of USI or any other Pledgor (but with the concurrence of the Required Representatives), and each Pledgor hereby appoints the Collateral Trustees as its agents and attorneys to act for it under the foregoing provisions of this
Section 7.11 in either of such contingencies.

          (b) Any separate trustee and any co-trustee (other than any trustee which may be appointed as successor to the Corporate Trustee or the Individual Trustee pursuant to Section 7.07) shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions, namely:

          (i) that all rights, powers, duties and obligations conferred upon the trustees in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Trustees originally named herein or their successors appointed pursuant to Section 7.07;

          (ii) that all rights, powers, duties and obligations conferred or imposed upon the Collateral Trustees hereunder shall be conferred or imposed and exercised or performed by the Collateral Trustees and such separate trustee or co-trustee, jointly, as shall be provided in the instrument appointing such separate trustee or co-trustee, except to the extent that, under any law of any jurisdiction in which any particular act or acts are to be performed, the Collateral Trustees shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed solely by such separate trustee or co-trustee;

          (iii) that no power given hereby to, or which may be exercised by, any such co-trustee or separate trustee, shall be exercised hereunder by such co-trustee or separate trustee, except jointly with, or with the consent in writing of, the Collateral Trustees, anything herein contained to the contrary notwithstanding;

          (iv) that no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (v) that USI and the Collateral Trustees, at any time, by an instrument in writing, executed by them jointly, may accept the resignation of or remove any such separate trustee (including any successor trustee from time to time appointed pursuant to this section 7.11), and in that case, by an instrument in writing executed by USI and the Collateral Trustees jointly, may appoint a successor (who shall be acceptable to the Required Representatives) to such a separate trustee or co-trustee, as the case may be, anything herein contained to the contrary notwithstanding. In the event that USI shall not have joined in the execution of any such instrument within 10 days after the receipt of a written request from the Collateral Trustees so to do, or in case an Actionable Default shall have occurred and be continuing, the Collateral Trustees shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint (with the consent of the Required Representatives) a successor without the concurrence of USI or any other Pledgor and each Pledgor hereby appoints the Collateral Trustees its agents and attorneys to act for it in such connection in either of such contingencies. In the event that the Collateral Trustees shall have appointed a separate trustee or co-trustee as above provided, they may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee, or successor be appointed as hereinbefore provided in this Section 7.11.

          SECTION 7.12. Trustees Appointed Attorneys-in-Fact. Each Pledgor hereby irrevocably constitutes and appoints the Collateral Trustees and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full power and authority in the name of such Pledgor or in their own names and in the place and stead of such Pledgor and in the name of such Pledgor, from time to time at the direction of the Required Representatives, to take, subject to Section 4.09, any action and to execute any instrument which the same may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. Each Pledgor acknowledges and agrees that the foregoing power of attorney is coupled with an interest and may not be revoked or modified except with the consent of the Collateral Trustees or as otherwise provided herein.

          SECTION 7.13. Ordinary Care. The Collateral Trustees shall be deemed to have exercised ordinary care in the custody and preservation of the Collateral in their possession if the Collateral is accorded treatment substantially equal to that which the Collateral Trustees accord their own property and reasonable care is exercised by the Collateral Trustees in handling any moneys or securities or other property actually received by them, it being understood that the Collateral Trustees shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Trustees have or are deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Without limiting the generality of the foregoing, Pledgor hereby waives the provisions of Sections 9-207(c) and 9-208 of Article 9 of the Uniform Commercial Code as in effect in each relevant jurisdiction.

                                 ARTICLE VIII
                             RELEASE OF COLLATERAL

          SECTION 8.01. Partial Release of Collateral. (a) Each Pledgor may, from time to time so long as no Actionable Default shall have occurred and be continuing, request the release of the lien and security interest of the Collateral Documents in any portion of the Collateral of such Pledgor proposed to be sold or otherwise disposed of by such Pledgor to any Person which is not a Pledgor hereunder, upon notice to the Collateral Trustees (with a copy to the Debt Coordinator and each Credit Party) from an Authorized Officer of USI (a "Notice of Partial Release"), which Notice of Partial Release shall be delivered to the Collateral Trustees, the Debt Coordinator and each Credit Party at least 10 Business Days prior to the date of the proposed sale or other disposition of such Collateral (the "Release Date") which and shall be accompanied by an Initial Certificate as defined in Section 8.06 of the Master Agreement and, without limitation, shall

          (i) specify the Collateral to be so sold or otherwise disposed of and the proposed date of such sale or other disposition, and

          (ii) certify that the sale of other disposition of such Collateral is permitted under the terms of the Master Agreement, the Net Proceeds thereof will be applied in accordance with the Master Agreement and the Borrowers are not, and after giving effect to such release, would not be, in default under any of the Secured Agreements.

If a Notice of Partial Release and Initial Certificate are delivered to the Collateral Trustees in accordance with the immediately preceding sentence, the Collateral Trustees shall, once they receive a certificate from the Required Representative which provides that (A) such Notice and Initial Certificate were timely delivered to the Debt Coordinator and each of the Credit Parties, and was otherwise in compliance with the requirements of Section 8.06 of the Master Agreement and (B) on the Release Date, all further requirements of said Section
8.06 had been complied with and that no basis had arisen under such Section for objecting to, and that no proper objection had been raised with respect to, the proposed partial release of Collateral on the Release Date, execute and deliver to USI, on the date of the proposed release (or as promptly thereafter as possible), a release or releases as shall be prepared by USI at its own expense and approved by the Debt Coordinator and Collateral Trustees (including, without limitation, Uniform Commercial Code release statements and instruments of satisfaction, discharge and/or reconveyance) in recordable form as to the Collateral specified in such Notice of Partial Release from the liens, security interests, conveyances and assignments evidenced by the Collateral Documents, which release shall state that it is effective as of the date of such disposition; provided, however, that, if prior to the time that the Collateral Trustees deliver a release pursuant to this Section 8.01(a), the Collateral Trustees shall have received either (A) an Actionable Default Notice that shall not have been withdrawn prior to such time and the Required Representatives shall have directed the Collateral Trustees either not to deliver such a release or not to deliver releases generally or (B) a written objection from the Debt Coordinator stating that such sale or other disposition is not permitted under the Master Agreement or the Credit Agreements, then, in either case, the Collateral Trustees shall so notify USI and shall not sign any release or releases in connection with such disposition.

          (b) If, at any time, the Collateral Trustees shall receive a notice from an Authorized Officer of USI, (i) stating that any promissory note or other similar or related instrument evidencing obligations payable to any Pledgor and included in the Collateral has been paid in full in accordance with its terms (or will be so paid concurrently with the surrender thereof), and
(ii) identifying such promissory note or other instrument in reasonable detail (including, without limitation, by its date of issuance, the name of its payee and the principal amount thereof), then the Collateral Trustees shall promptly deliver a copy of each such promissory note to each Representative and, unless any Representative shall have disputed the accuracy of such notice within five Business Days of the delivery of such promissory note, the Collateral Trustees shall promptly deliver such note or other instrument to USI, and execute and deliver a release or releases (including, without limitation, Uniform Commercial Code release statements) in recordable form as to any such promissory note or other instrument from the liens, security interests, conveyances and assignments evidenced by the Collateral Documents, which release shall state that it is effective as of the date of its delivery.

          SECTION 8.02. Full Release of Collateral Upon Satisfaction of Certain Secured Obligations. (a) Unless an Actionable Default shall then have occurred and be continuing, the Collateral Trustees shall promptly release in accordance with Section 8.03 all of the Collateral (other than any cash and Cash Equivalent in or credited to the Notes Escrow Accounts, upon the cash payment in full of the Secured Obligations, and the termination of all commitments in respect thereof and termination of all Letters of Credit.

          (b) In furtherance of the undertaking set forth above in Section 8.02(a), the Collateral Trustees shall, upon the written request of USI accompanied by a certificate of an Authorized Officer of USI, upon which the Collateral Trustees may conclusively rely without independent verification, to the effect that all Secured Obligations (other than in respect of the Notes) have been, or will concurrently with the release of the Collateral be, paid in full in cash and all commitments in respect thereof shall have terminated, and all outstanding Letters of Credit shall have terminated or have been fully cash collateralized in form and substance reasonably acceptable to the issuer thereof (and if such Secured Obligations have not previously been so paid, describing the source(s) of funds for such repayment), deliver a notice to the Debt Coordinator (with a copy to each other Representative) containing the following:

          (i) a statement as to the total amount of moneys in the Collateral Account and any account which has been established at the request of any Representative pursuant to Section 5.02; and

          (ii) (A) a statement that the Collateral Trustees intend to release all the Collateral (other than any cash and Cash Equivalent in or credited to the Note Escrow Accounts) unless they receive a notice from the Debt Coordinator within 10 days saying that it has not received cash payment in full of all the Secured Obligations owed to the Credit Parties, that all commitments of such Credit Parties thereunder have not been terminated, or that all outstanding Letters of Credit have not been terminated or fully cash collateralized in form and substance reasonably acceptable to the issuers thereof, or (B) if such Secured Obligations are to be repaid and such commitments and such Letters of Credit terminated concurrently with such release, a statement that the Collateral Trustees will release such Collateral only upon receipt from the Debt Coordinator of instructions to do so.

If the Collateral Trustees do not receive a certificate from the Debt Coordinator within 10 days after the delivery of such notice stating that such Secured Obligations have not been indefeasibly paid in full in cash (or such commitments and Letters of Credit have not been terminated), or the Collateral Trustees receive a direction from Debt Coordinator so to release such Collateral, as the case may be (and the Collateral Trustees shall not have received any notice that an Actionable Default has occurred or is continuing), then the Collateral Trustees shall release all the Collateral from the security interest in their favor and deliver to the Pledgors all Collateral in the possession of the Collateral Trustees promptly after the expiration of such 10-day period or as specified in such instruction, as the case may be; provided, however, that the Borrowers shall have made adequate provision for the expenses of the Collateral Trustees incurred in connection with such release of Collateral and all other expenses of, or payable to, the Collateral Trustees hereunder; and provided further that the failure of the Debt Coordinator to provide a certificate to the Collateral Trustees pursuant to this Section 8.02 shall in no way be deemed a waiver of, or otherwise impair in any way, its rights to receive payment in respect of unpaid Secured Obligations. If the Collateral Trustees shall have received such a certificate from the Debt Coordinator within such 10-day period, or shall not have received an instruction so to release such Collateral, (or shall have received an Actionable Default Notice which has not been withdrawn), as the case may be, the Collateral Trustees shall not release the Collateral unless and until the Debt Coordinator or a court of competent jurisdiction so directs the Collateral Trustees pursuant to a final, nonappealable judgment (including a judgment that becomes nonappealable by reason of expiration of any period of time limiting the right to appeal therefrom).

          SECTION 8.03. Effect of Release of Collateral. Upon the effectiveness of the release of the Collateral pursuant to Section 8.02, all right, title and interest of the Collateral Trustees and the Representatives on behalf of the Secured Holders in, to and under the Collateral Trust Estate, the Collateral and the Collateral Documents shall terminate and shall revert to the applicable Pledgor and its successors and assigns, and the estate, right, title and interest of the Collateral Trustees therein shall thereupon cease; and in such case, upon the written request of USI, its successors or assigns, and at the cost and expense of the Borrowers, their successors or assigns, the Collateral Trustees shall execute and deliver a notice of satisfaction of the Collateral Documents and such instruments as are necessary or desirable to terminate and remove of record any documents constituting public notice of the Collateral Documents and the security interests granted thereunder and shall transfer, or cause to be transferred, and shall deliver or cause to be delivered to USI on behalf of the Pledgors, all property, including all moneys, instruments and securities of the Pledgors then held by the Collateral Trustees. The cancellation and satisfaction of the Collateral Documents shall be without prejudice to the rights of the Collateral Trustees or any successor trustee or trustees to charge and be reimbursed for any expenditures which they may thereafter incur in connection therewith.

                                  ARTICLE IX
                                 MISCELLANEOUS

          SECTION 9.01. Amendments, Supplements and Waivers. (a) With the written consent of the Debt Coordinator, acting with the consent or at the direction of the Majority Banks, and the Corporate Trustee, the Pledgors may, from time to time, enter into written agreements supplemental hereto for the purpose of adding to or waiving any provision of this Agreement or any of the Collateral Documents or changing in any manner the rights of the Collateral Trustees, the Representatives, the Secured Holders and the Pledgors hereunder or thereunder.

          (i) No such amendment, waiver or consent shall, unless in writing and signed by the Individual Trustee, amend, waive or otherwise modify any provision of Section 7.10.

          (ii) Any such supplemental agreement shall be binding upon the Pledgors, the Representatives, the Secured Holders and the Collateral Trustees and their respective successors.

          (iii) The Collateral Trustees shall not enter into any such supplemental agreement unless they shall have received a certificate of an Authorized Officer of USI to the effect that such supplemental agreement will not result in a breach of any provision or covenant contained in any of the Secured Agreements.

          (b) Notwithstanding the provisions of paragraph (a), the Collateral Trustees and USI may, at any time and from time to time, without the consent of the Debt Coordinator or any other Representative or any Secured Holders, enter into additional Collateral Documents or one or more agreements supplemental hereto or to any Collateral Document, in form satisfactory to the Collateral Trustees,

          (i) to add to the covenants of the Pledgors, for the Equal and Ratable Benefit of the Representatives or any Secured Holder, or to surrender any right or power herein conferred upon any Pledgor;

          (ii) to mortgage, pledge or grant a security interest in favor of the Collateral Trustees as additional security for the Secured Obligations any property or assets which are required to be mortgaged or pledged, or in which a security interest is required to be granted, to the Collateral Trustees pursuant to any Collateral Document or otherwise; or

          (iii) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect the interests of the Secured Holders.

          SECTION 9.02. Additional Actions of Representatives. Whether or not there shall be an Actionable Default, the Collateral Trustees shall comply, and shall be fully protected in complying with, any reasonable request of (a) the Required Representatives, to take or refrain from taking certain actions with respect to the Collateral or the Representatives, and (b) more than 50% of the Secured Holders represented by any Representative which has requested that an account be opened pursuant to Section 5.02, to take or refrain from taking certain actions with respect to such account, provided, in each case, that the Collateral Trustees shall not take or refrain from taking such actions if to do so would violate applicable law or the terms of this Agreement, the Collateral Documents or the applicable Secured Agreements or if the Collateral Trustees shall not be indemnified as provided in Section 6.06(b).

          SECTION 9.03. Notices. All notices, requests, demands and other communications provided for or permitted hereunder shall, unless otherwise stated herein, be in writing (including telex and telecopy communications) and shall be sent by mail (by registered or certified mail, return receipt requested), telex, telecopier or hand delivery:

          (a) if to USI or any other Pledgor, to its address at 101 Wood Avenue, South Iselin, NJ 08830, Attention: Chief Financial Officer (telecopy no. (732)-767-2390) with a copy to Davis Polk & Wardwell, 450 Lexington Avenue, New York, NY 10017, attention, Donald Bernstein, Esq. (telecopy no. 212-450-4800), or at such other address as shall be designated by it in a written notice to the Collateral Trustees;

          (b) if to the Corporate Trustee, at Rodney Square North, 1100 North Market St., Wilmington, DE 19890, Attention: Corporate Trust Division, or at such other address as shall be designated by it in a written notice to USI and each Representative, with a copy to the Individual Trustee, at 1100 North Market St. Rodney Square North Wilmington, DE 19890, or to such other address as shall be designated by him in a written notice to USI and each Representative; provided that failure to send a copy of any notice to the Individual Trustee shall not render any notice to the Collateral Trustees ineffective;

          (c) if to the Debt Coordinator, at 335 Madison Avenue, Fifth Floor, New York, NY 10017, Attention: Justin Hirsch (telecopy no. 212-503-7080) with a copy to Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, Attention: William E. Hirschberg, Esq. (telecopy no. 212-848-7179); and

          (d) If to any other Representative, to it at the address specified from time to time in the list provided by USI to the Collateral Trustees pursuant to Section 6.02 with copies to whoever (other than USI) is specified by USI pursuant to Section 6.02 as a Person to whom notice must be sent under the Secured Agreements, provided that in the case that no address is known for a Representative, notice shall be given to it in the manner specified by the related Secured Agreement, and, in the absence of any such specified means of giving notice, by such notice in the national edition of The Wall Street Journal or as the Collateral Trustees shall determine to be reasonable. For purposes of notice by publication, one notice is sufficient and shall be deemed made on the date of its publication.

All such notices, requests, demands and communications shall be deemed to have been duly given or made, (i) when delivered by hand, (ii) five Business Days after being deposited in the mail, postage prepaid, (iii) when telexed with answerback received, or (iv) when telecopied; provided, however, that any notice, request, demand or other communication to the Collateral Trustees shall not be effective until received by the Corporate Trustee and, provided further that any notice to the Collateral Trustees from any Pledgor shall be signed by an Authorized Officer, unless otherwise specifically set forth herein.

          SECTION 9.04. Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

          SECTION 9.05. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 9.06. Treatment of Payee or Indorsee by Trustees. (a) The Collateral Trustees may treat the registered Secured Holder of any registered note, and the payee or indorsee of any note or debenture which is not registered, as the absolute owner thereof for all purposes hereunder and shall not be affected by any notice to the contrary, whether such promissory note or debenture shall be past due or not.

          (b) Any person, firm, corporation or other entity which shall be designated as the duly authorized representative of one or more Representatives to act as such in connection with any matters pertaining to this Agreement or any Collateral Document or the Collateral shall present to the Collateral Trustees such documents, including, without limitation, opinions of counsel, as the Collateral Trustees may reasonably require, in order to demonstrate to the Collateral Trustees the authority of such person, firm, corporation or other entity to act as the representative of such Representatives.

          SECTION 9.07. Dealings with the Pledgors. (a) Upon any application or demand by USI to the Collateral Trustees to take or permit any action under any of the provisions of this Agreement, USI shall (unless otherwise waived by the Collateral Trustees in writing) furnish to the Collateral Trustees a certificate signed by an Authorized Officer stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or demand, no additional certificate or opinion need be furnished.

          (b) Any opinion of counsel may be based, insofar as it relates to factual matters which were not independently verified by counsel, upon a certificate of USI furnished to the Collateral Trustees.

          SECTION 9.08. Claims Against Trustee. This Agreement is made for the Equal and Ratable Benefit of the Representatives on behalf of the Secured Holders, and the Representatives may from time to time enforce their rights as explicit beneficiaries hereunder.

          SECTION 9.09. Binding Effect. This Agreement shall be binding upon and inure to the Equal and Ratable Benefit of each of the parties hereto and shall inure to the Equal and Ratable Benefit of the Representatives on behalf of the Secured Holders and their respective successors and assigns and nothing herein or in any Collateral Document is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement, any Collateral Document, the Collateral, the Collateral Account or the Collateral Trust Estate or any part thereof.

          SECTION 9.10. Governing Law. The provisions of this Agreement creating a trust for the Equal and Ratable Benefit of the Representatives on behalf of the Secured Holders and setting forth the rights, duties, obligations and responsibilities of the Collateral Trustees hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, so long as Wilmington Trust Company shall serve as Corporate Trustee hereunder. In all other respects, including, without limitation, all matters governed by the Uniform Commercial Code, and if Wilmington Trust Company shall cease to serve as Corporate Trustee hereunder, this Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as otherwise required by mandatory provisions of law.

          SECTION 9.11. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof and shall remain in effect so long as the Collateral Trustees shall have any obligations hereunder.

          SECTION 9.12. Re-execution of Agreement. This Agreement shall be reexecuted at any time and from time to time, at the request of the Required Representatives, with such changes in the form hereof (including, without limitation, changes on the cover page and adding supplemental signatures and notary statements) as may be necessary to comply with the filing or recording requirements of any jurisdiction in which this Agreement is to be filed.

          SECTION 9.13. Effect on Credit Agreements. Nothing in this Agreement shall operate or be deemed to prevent any amendment, modification or waiver of the Credit Agreements or other Loan Documents (as defined in the Credit Agreements) by the parties thereto in accordance with the terms thereof.

          SECTION 9.14. Counterparts. This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

          SECTION 9.15. Additional Pledgors. Upon the execution and delivery by any Subsidiary of USI of a supplement to this Agreement in substantially the form of Exhibit H to the Master Agreement pursuant to the Pledge and Security Agreement or otherwise, (a) such Subsidiary shall be referred to as an additional "Pledgor" hereunder, and each reference herein and in the other Collateral Documents to a "Pledgor" shall also mean and be a reference to such Subsidiary of USI, and (b) each reference to this "Agreement", "hereunder", "hereof" or words of like import referring to this Agreement, and each reference in the other Collateral Documents to the "Collateral Trust Agreement", "thereunder", "thereof" or words of like import referring to this Agreement, shall mean and be a reference to this Agreement as supplemented by such supplement.



                                 *   *   *

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


Corporate Trustee:           WILMINGTON TRUST COMPANY, solely as
                             Corporate Trustee and not in its individual capacity


                             By: /s/
                                -----------------------------------------------
                             Title:



Individual Trustee:          /s/
                             --------------------------------------------------
                             David A. Vanaskey, solely as Individual Trustee
                             and not in his individual capacity

Pledgors:                    AMES TRUE TEMPER PROPERTIES, INC.
                             AMES TRUE TEMPER, INC.
                             ARCHITECTURAL AREA LIGHTING, INC.
                             ARROW CONSOLIDATED CORPORATION
                             ASTERIA COMPANY
                             BATHCRAFT INC.
                             BAYLIS BROTHERS, INC.
                             BRUCKNER MANUFACTURING CORP.
                             CARLSBAD CORP.
                             COLUMBIA LIGHTING, INC.
                             COLUMBIA LIGHTING-LCA, INC.
                             COLUMBIA LIGHTING MFG., CO.
                             COLUMBIA LIGHTING PROPERTIES, INC.
                             COLUMBIA MATERIALS, LLC
                             COMPAX CORP.
                             DUAL-LITE  INC.
                             DUAL-LITE MANUFACTURING, INC.
                             ELJER INDUSTRIES, INC.
                             ELJER PLUMBINGWARE, INC.
                             ENVIRONMENTAL ENERGY COMPANY
                             EZ HOLDINGS, INC.
                             GARY CONCRETE PRODUCTS, INC.
                             GATSBY SPAS, INC.
                             HL CAPITAL CORP.
                             IXL MANUFACTURING COMPANY, INC.
                             JACUZZI INC.
                             JACUZZI WHIRLPOOL BATH, INC.
                             JUSI HOLDINGS, INC.
                             KIM LIGHTING INC.
                             KLI, INC.
                             LCA GROUP INC.

                             LCA (NS) INC.
                             LIGHTING CORPORATION OF AMERICA, INC.
                             LOKELANI DEVELOPMENT CORPORATION
                             LUXOR INDUSTRIES, INC.
                             MAILI KAI LAND DEVELOPMENT CORPORATION
                             MOBILITE INC.
                             NEPCO OF AUSTRALIA, INC.
                             NEPCO OF CANADA, INC.
                             NEPCO OF FORD HEIGHTS, INC.
                             NEPCO OF FULTON, INC.
                             NEPCO OF PAKISTAN, INC.
                             NISSEN UNIVERSAL HOLDINGS INC.
                             OUTDOOR PRODUCTS LLC
                             PH PROPERTY DEVELOPMENT COMPANY
                             PRESCOLITE  LITE  CONTROLS, INC.
                             PRESCOLITE, INC.
                             PROGRESS LIGHTING INC.
                             PROGRESSIVE LIGHTING, INC. (NC)
                             PROGRESSIVE LIGHTING, INC. (SC)
                             PROGRESS LIGHTING PROPERTIES, INC.
                             REDMONT, INC.
                             SANITARY-DASH MANUFACTURING CO., INC
                             SELKIRK CANADA U.S.A., INC.
                             SELKIRK EUROPE U.S.A., INC.
                             SELKIRK, INC.
                             SPAULDING LIGHTING, INC.
                             STRATEGIC CAPITAL MANAGEMENT, INC.
                             STREAMWOOD CORPORATION
                             SUNDANCE SPAS, INC.
                             TA LIQUIDATION CORP.
                             TRIMFOOT CO.
                             TT LIQUIDATION CORP.
                             UGE LIQUIDATION INC.
                             UNITED STATES BRASS CORP.
                             U.S. INDUSTRIES, INC.
                             USI AMERICAN HOLDINGS, INC.
                             USI ATLANTIC CORP.
                             USI CAPITAL, INC.
                             USI FUNDING, INC.
                             USI GLOBAL CORP.
                             USI PROPERTIES, INC.
                             USI REALTY CORP.
                             ZURCO, INC.
                             ZURNACQ OF CALIFORNIA, INC.
                             ZURN (CAYMAN ISLANDS), INC.

                             ZURN CONSTRUCTORS, INC.
                             ZURN DEVCO, INC.
                             ZURN EPC SERVICES, INC.
                             ZURN GOLF HOLDING CORPORATION
                             ZURN INDUSTRIES, INC.

                             By: /s/
                               -------------------------------------------------
                               Name:   Steven C. Barre
                               Title:  Vice President

                                                                     SCHEDULE 1


                                  FEE SCHEDULE

                                                                 EXECUTION COPY









                              AMENDED AND RESTATED
                           COLLATERAL TRUST AGREEMENT

                          dated as of August 15, 2001

                             amending and restating
                         the Collateral Trust Agreement

                           dated as of April 30, 2001

                                     among

                             U.S. INDUSTRIES, INC.,
                               USI GLOBAL CORP.,
                        USI AMERICAN HOLDINGS, INC. and
                    EACH OF THEIR SUBSIDIARIES PARTY HERETO

                                  as Pledgors,

                                      and

                            WILMINGTON TRUST COMPANY
                              as Corporate Trustee

                                      and

                               DAVID A. VANASKEY
                             as Individual Trustee

                               TABLE OF CONTENTS

                                                                           Page
                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.01. Certain Defined Terms............................................5

SECTION 1.02. Certain References..............................................11

                                   ARTICLE II
                CONFIRMATION AND CREATION OF SECURITY INTERESTS

SECTION 2.01. Collateral Trust Estate.........................................12

SECTION 2.02. Security for Secured Obligations................................12

                                  ARTICLE III
                               COLLATERAL ACCOUNT

SECTION 3.01. Collateral Account..............................................13

                                   ARTICLE IV
                         ACTIONABLE DEFAULTS; REMEDIES

SECTION 4.01. Actionable Default Notice.......................................14

SECTION 4.02. Direction by Required Representatives...........................15

SECTION 4.03. Right to Initiate Judicial Proceedings, Etc.....................16

SECTION 4.04. Remedies Not Exclusive..........................................16

SECTION 4.05. Waiver of Certain Rights........................................17

SECTION 4.06. Limitation on Collateral Trustees' Duties in Respect of
               Collateral.....................................................17

SECTION 4.07. Limitation by Law...............................................17

SECTION 4.08. Absolute Rights of Secured Holders and Representatives..........17

SECTION 4.09. Equal and Ratable Security......................................18

                                   ARTICLE V
                            APPLICATION OF PROCEEDS

SECTION 5.01. Application of Proceeds.........................................18

SECTION 5.02. Application of Withheld Amounts.................................20

SECTION 5.03. Release of Amounts in Collateral Account........................20

SECTION 5.04. Distribution Date...............................................20

                                   ARTICLE VI
                     AGREEMENTS WITH THE COLLATERAL TRUSTEE

SECTION 6.01. Delivery of Agreements..........................................21

SECTION 6.02. Information as to Representatives...............................21

SECTION 6.03. Compensation and Expenses.......................................22

SECTION 6.04. Stamp and Other Similar Taxes...................................22

SECTION 6.05. Filing Fees, Excise Taxes, Etc..................................22

SECTION 6.06. Indemnification.................................................22

SECTION 6.07. Further Assurances..............................................23

                                  ARTICLE VII
                             THE COLLATERAL TRUSTEE

SECTION 7.01. Declaration of Trust............................................24

SECTION 7.02. Exculpatory Provisions..........................................24

SECTION 7.03. Delegation of Duties............................................25

SECTION 7.04. Reliance by Collateral Trustees.................................25

SECTION 7.05. Limitations on Duties of the Trustees...........................25

SECTION 7.06. Moneys to Be Held in Trust......................................26

SECTION 7.07. Resignation and Removal of Collateral Trustees..................26

SECTION 7.08. Status of Successors to Trustee.................................27

SECTION 7.09. Merger of the Corporate Trustee.................................28

SECTION 7.10. Powers of Individual Trustee....................................28

SECTION 7.11. Additional Co-Trustees; Separate Trustees.......................28

SECTION 7.12. Trustees Appointed Attorneys-in-Fact............................30

SECTION 7.13. Ordinary Care...................................................30

                                  ARTICLE VIII
                             RELEASE OF COLLATERAL

SECTION 8.01. Partial Release of Collateral...................................30

SECTION 8.02. Full Release of Collateral Upon Satisfaction of Certain
               Secured Obligations............................................32

SECTION 8.03. Effect of Release of Collateral.................................33

                                   ARTICLE IX
                                 MISCELLANEOUS

SECTION 9.01. Amendments, Supplements and Waivers.............................33

SECTION 9.02. Additional Actions of Representatives...........................34

SECTION 9.03. Notices.........................................................34

SECTION 9.04. Headings........................................................35

SECTION 9.05. Severability....................................................35

SECTION 9.06. Treatment of Payee or Indorsee by Trustees......................35

SECTION 9.07. Dealings with the Pledgors......................................36

SECTION 9.08. Claims Against Trustee..........................................36

SECTION 9.09. Binding Effect..................................................36

SECTION 9.10. Governing Law...................................................36


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SECTION 9.11. Effectiveness...................................................36

SECTION 9.12. Re-execution of Agreement.......................................37

SECTION 9.13. Effect on Credit Agreements.....................................37

SECTION 9.14. Counterparts....................................................37

SECTION 9.15. Additional Pledgors.............................................37

Schedules:

Schedule 1        -        Fee Schedule



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